                                     FORM OF
                               NATIONS FUNDS TRUST

                           RULE 18f-3 MULTI-CLASS PLAN
                           ---------------------------

I.          Introduction.

            Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), the following sets forth the method for allocating fees and expenses among each class of shares in the investment portfolios of Nations Funds Trust (the "Trust"). In addition, this Rule 18f-3 Multi-Class Plan (the "Plan") sets forth the maximum initial sales loads, contingent deferred sales charges, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services, if any, applicable to a particular class of shares of the portfolios. The Plan also identifies expenses that may be allocated to a particular class of shares to the extent that they are actually incurred in a different amount by the class or relate to a different kind or degree of services provided to the class.

            The Trust is an open-end series investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933 (Registration Nos. 333-89661 and 811-09645). The Trust elects to offer multiple classes of shares in its investment portfolios pursuant to the provisions of Rule 18f-3 and this Plan.

            The Trust currently consists of the following fifty-seven separate investment portfolios: Nations MidCap Index Fund, Nations High Yield Bond Fund, Nations Marsico 21st Century Fund, Nations Marsico International Opportunities Fund, Nations Financial Services Fund, Nations Classic Value Fund, Nations Global Value Fund, Nations Government Securities Fund, Nations Asset Allocation Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, Nations MidCap Value Fund, Nations LargeCap Value Fund, Nations California Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Capital Growth Fund, Nations Strategic Growth Fund, Nations Convertible Securities Fund, Nations Value Fund, Nations MidCap Growth Fund, Nations LargeCap Index Fund, Nations Managed Index Fund, Nations SmallCap Index Fund, Nations Short-Intermediate Government Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations Bond Fund, Nations Small Company Fund, Nations Emerging Markets Fund, Nations International Value Fund, Nations International Equity Fund, Nations Intermediate Bond Fund, Nations California Intermediate Municipal Bond Fund and Nations New York Municipal Bond Fund (the "Non-Money Market Funds") and Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Income and Growth Portfolio (the "LifeGoal Portfolios") and Nations Government Reserves, Nations Cash

Reserves, Nations Treasury Reserves, Nations Tax-Exempt Reserves, Nations Municipal Reserves, Nations Money Market Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves (the "Money Market Funds").

            The above-listed investment portfolios of the Trust (the "Funds") are authorized to issue the following classes of shares representing interests in the Funds:

            (i) Non-Money Market Funds (except Nations MidCap Index Fund, Nations SmallCap Index Fund, Nations LargeCap Index Fund, Nations Managed Index Fund and Nations Short-Intermediate Government Fund -- Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares;

            (ii) Nations MidCap Index Fund, Nations SmallCap Index Fund and Nations LargeCap Index Fund -- Primary A Shares and Investor A Shares;

            (iii) Nations Managed Index Fund -- Primary A Shares, Primary B Shares and Investor A Shares;

            (iv) LifeGoal Portfolios and Nations Short-Intermediate Government Fund - Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares;

            (v) Nations Government Reserves, Nations Treasury Reserves and Nations Tax-Exempt Reserves -- Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor Class Shares, Trust Class Shares, Institutional Class Shares, Investor B Shares, Investor C Shares and Investor A Shares;

            (vi) Nations Municipal Reserves, Nations Money Market Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves -- Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor Class Shares, Trust Class Shares, Institutional Class Shares, Investor B Shares and Investor C Shares; and

            (vii) Nations Cash Reserves -- Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor Class Shares, Trust Class Shares, Institutional Class Shares, Investor B Shares, Investor C Shares, Investor A Shares and Marsico Shares.

II.         Allocation of Expenses.

            A. Pursuant to Rule 18f-3 under the 1940 Act, the Trust shall allocate to each class of shares in a Fund (i) any fees and expenses incurred by the Trust in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b-1, and
(ii) any fees and expenses incurred by the Trust under a shareholder servicing plan in connection with the provision of shareholder services to the holders of such class of shares.

            B. In addition, pursuant to Rule 18f-3, the Trust may allocate the following fees and expenses, if any, to a particular class of shares in a single
Fund:

            (i) transfer agent fees identified by the transfer agent as being attributable to such class of shares;

            (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, reports and proxies to current shareholders of such class of shares or to regulatory agencies with respect to such class of shares;

            (iii) blue sky registration or qualification fees incurred by such class of shares;

            (iv) Securities and Exchange Commission registration fees incurred by such class of shares;

            (v) the expense of administrative personnel and services (including, but not limited to, those of a portfolio accountant, custodian or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;

            (vi) litigation or other legal expenses relating solely to such class of shares;

            (vii) fees of the Trustees of the Trust incurred as a result of issues relating to such class of shares;

            (viii) independent accountants' fees relating solely to such class of shares; and

            (ix) any other fees and expenses, not including advisory or custodial fees or other expenses related to the management of the Fund's assets, relating to (as defined below) such class of shares.

            C. For all purposes under this Plan, fees and expenses "relating to" a class of shares are those fees and expenses that are actually incurred in a different amount by the class or that relate to a different kind or degree of services provided to the class. The proper officers of the

Trust shall have the authority to determine whether any or all of the fees and expenses described in Section B of this Part II should be allocated to a particular class of shares. The Board of Trustees will monitor any such allocations to ensure that they comply with the requirements of the Plan.

             D. Income and any expenses of Nations California Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Short-Intermediate Government Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations Bond Fund, Nations California Intermediate Municipal Bond Fund and Nations New York Municipal Bond Fund not allocated to a particular class of any such Fund pursuant to this Plan shall be allocated to each class of the Fund on the basis of the relative net assets (settled shares), as defined in Rule 18f-3, of that class in relation to the net assets of the Fund.

            Realized and unrealized capital gains and losses of Nations California Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Short-Intermediate Government Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations Bond Fund, Nations California Intermediate Municipal Bond Fund and Nations New York Municipal Bond Fund shall be allocated to each class of the Fund on the basis of the relative net assets (settled shares), as defined in Rule 18f-3, of that class in relation to the net assets of the Fund.

            Income, realized and unrealized capital gains and losses, and any expenses of Nations MidCap Index Fund, Nations High Yield Bond Fund, Nations Marsico 21st Century Fund, Nations Marsico International Opportunities Fund, Nations Financial Services Fund, Nations Classic Value Fund, Nations Global Value Fund, Nations Government Securities Fund, Nations Asset Allocation Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, Nations MidCap Value Fund, Nations LargeCap Value Fund, Nations Capital Growth Fund, Nations Strategic Growth Fund, Nations Convertible Securities Fund, Nations Value Fund, Nations MidCap Growth Fund, Nations LargeCap Index Fund, Nations Managed Index Fund, Nations SmallCap Index Fund, Nations Small Company Fund, Nations Emerging Markets Fund, Nations International Value Fund, Nations International Equity Fund and Nations Intermediate Bond Fund, the LifeGoal Portfolios and the Money Market Funds not allocated to a particular class of any such Fund pursuant to this Plan shall be allocated to each class of the Fund on the basis of the relative net assets (settled shares), as defined in Rule 18f-3, of that class in relation to the net assets of the Fund.

             E. In certain cases, Banc of America Advisors, LLC, Banc of America Capital Management, LLC, Brandes Investment Partners, LP, Gartmore Global Partners, Bank of America, N.A., Stephens Inc., PFPC Inc. or another service provider for a Fund may waive or reimburse all or a portion of the expenses of a specific class of shares of the Fund. The Board of Trustees will monitor any such waivers or reimbursements to ensure that they do not provide a means for cross-subsidization between classes.

III.        Class Arrangements.

            The following summarizes the maximum front-end sales charges, contingent deferred sales charges, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services, if any, applicable to each class of shares of the Trust. Additional details regarding such fees and services are set forth in the relevant Fund's (or Funds') current Prospectus(es) and Statement of Additional Information.

A.          Capital Class Shares -- Money Market Funds Only.
            -----------------------------------------------

             1.     Maximum Initial Sales Load: None
                    ---------------------------

             2.     Contingent Deferred Sales Charge: None
                    --------------------------------

             3.     Maximum Rule 12b-1 Distribution Fees: None
                    ------------------------------------

             4.     Maximum Shareholder Servicing Fees: None
                    ----------------------------------

             5.     Conversion Features/Exchange Privileges: Capital Class
                    ---------------------------------------
                    Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

             6.     Other Shareholder Services: Capital Class Shares of a Money
                    --------------------------
                    Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

B.          Liquidity Class Shares -- Money Market Funds Only.
            -------------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge: None
                    --------------------------------

             3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Liquidity Class Shares of each Money Market Fund may reimburse Stephens for certain expenses incurred by Stephens in connection with the distribution of Liquidity Class Shares. Such reimbursement payments may not exceed 0.30%, on an annual basis, of the average daily net assets of such shares. In addition, the Distribution Plan permits the Liquidity Class Shares of Nations Cash Reserves, Nations Government Reserves, Nations Municipal Reserves, Nations California Tax-Exempt Reserves, Nations Money Market Reserves, Nations Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves to pay Stephens up to 0.30% and Nations Treasury Reserves to pay Stephens up to 0.35%, on an annual basis, of the average daily net assets of such shares which Stephens can use to compensate financial institutions that provide administrative and/or distribution services to the holders of Liquidity Class Shares.

             4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Liquidity Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

             5. Conversion Features/Exchange Privileges: Liquidity Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

             6. Other Shareholder Services: Liquidity Class Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

C.          Adviser Class Shares -- Money Market Funds Only.
            -----------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge: None
                    --------------------------------

             3.     Maximum Shareholder Servicing/Rule 12b-1 Distribution Fees:
                    ----------------------------------------------------------
                    Pursuant to a Shareholder Servicing Plan, Adviser Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25%, on an annual basis, of the average daily net assets of such shares. The Adviser Class Shareholder Servicing Plan provides that, to the extent any portion of the fees payable under the Plan is deemed to be primarily for distribution-related services, such fees are deemed approved pursuant to the Shareholder Servicing Plan and Rule 12b-1.

             4.     Conversion Features/Exchange Privileges: Adviser Class
                    ---------------------------------------
                    Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

             5.     Other Shareholder Services. Adviser Class Shares of a Money
                    --------------------------
                    Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

D.          Market Class Shares -- Money Market Funds Only.
            ----------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge: None
                    --------------------------------

             3.     Maximum Rule 12b-1 Distribution Fees: Pursuant to a
                    ------------------------------------
                    Distribution Plan adopted under Rule 12b-1, Market Class Shares of each Money Market Fund may pay distribution fees of up to 0.20% of the average daily net assets of such shares.

             4.     Maximum Shareholder Servicing Fees: Pursuant to a
                    ----------------------------------
                    Shareholder Servicing Plan, Market Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

             5.     Conversion Features/Exchange Privileges: Market Class Shares
                    ---------------------------------------
                    of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

             6.     Other Shareholder Services: Market Class Shares of a Money
                    --------------------------
                    Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

E.          Trust Class Shares -- Money Market Funds Only.
            ---------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge: None
                    --------------------------------

             3.     Maximum Rule 12b-1 Distribution Fees: None
                    ------------------------------------

             4.     Maximum Shareholder Administration Fees: Pursuant to a
                    ---------------------------------------
                    Shareholder Administration Plan, Trust Class Shares of each Money Market Fund may pay shareholder administration fees of up to 0.10% of the average daily net assets of such shares.

             5.     Conversion Features/Exchange Privileges: Trust Class Shares
                    ---------------------------------------
                    of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

             6.     Other Shareholder Services: Trust Class Shares of a Money
                    --------------------------
                    Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

F.          Institutional Class Shares -- Money Market Funds Only.
            -----------------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge: None
                    --------------------------------

             3.     Maximum Rule 12b-1 Distribution Fees: None
                    ------------------------------------

             4.     Maximum Shareholder Administration Fees: Pursuant to a
                    ---------------------------------------
                    Shareholder Administration Plan, Institutional Class Shares of each Money Market Fund may pay shareholder administration fees of up to 0.04% of the average daily net assets of such shares.

             5.     Conversion Features/Exchange Privileges: Institutional Class
                    ---------------------------------------
                    Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

             6.     Other Shareholder Services: Institutional Class Shares of a
                    --------------------------
                    Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

G.          Investor Class Shares -- Money Market Funds Only.
            ------------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge: None
                    --------------------------------

             3.     Maximum Rule 12b-1 Distribution Fees: Pursuant to a
                    ------------------------------------
                    Distribution Plan adopted under Rule 12b-1, Investor Class Shares of each Money Market Fund may pay distribution fees of up to 0.10% of the average daily net assets of such shares.

             4.     Maximum Shareholder Servicing Fees: Pursuant to a
                    ----------------------------------
                    Shareholder Servicing Plan, Investor Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

             5.     Conversion Features/Exchange Privileges: Investor Class
                    ---------------------------------------
                    Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

             6.     Other Shareholder Services: Investor Class Shares of a Money
                    --------------------------
                    Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

H.          Daily Class Shares -- Money Market Funds Only.
            ---------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge: None
                    --------------------------------

             3.     Maximum Rule 12b-1 Distribution Fees: Pursuant to a
                    ------------------------------------
                    Distribution Plan adopted under Rule 12b-1, Daily Class Shares of each Money Market Fund may pay distribution fees of up to 0.35% of the average daily net assets of such shares.

             4.     Maximum Shareholder Servicing Fees: Pursuant to a
                    ----------------------------------
                    Shareholder Servicing Plan, Daily Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

             5.     Conversion Features/Exchange Privileges: Daily Class Shares
                    ---------------------------------------
                    of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

             6.     Other Shareholder Services: Daily Class Shares of a Money
                    --------------------------
                    Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

I.          Service Class Shares -- Money Market Funds Only.
            -----------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge: None
                    --------------------------------

             3.     Maximum Rule 12b-1 Distribution Fees: Pursuant to a
                    ------------------------------------
                    Distribution Plan adopted under Rule 12b-1, Service Class Shares of each Money Market Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

             4.     Maximum Shareholder Servicing Fees: Pursuant to a
                    ----------------------------------
                    Shareholder Servicing Plan, Service Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

             5.     Conversion Features/Exchange Privileges: Service Class
                    ---------------------------------------
                    Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

             6.     Other Shareholder Services: Service Class Shares of a Money
                    --------------------------
                    Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

J.          Primary A Shares -- All Funds.
            -----------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge: None
                    ---------------------------------

             3.     Maximum Rule 12b-1 Distribution Fees: None
                    ------------------------------------

             4.     Maximum Shareholder Servicing Fees: None
                    ----------------------------------

             5.     Conversion Features/Exchange Privileges: Primary A Shares of
                    ---------------------------------------
                    a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

             6.     Other Shareholder Services: Primary A Shares of a Fund shall
                    --------------------------
                    have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.


K. Primary B Shares-- LifeGoal Portfolios, Nations Short-Intermediate Government Fund and Nations Managed Index Fund
            ------------------------------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge: None
                    --------------------------------

             3.     Maximum Rule 12b-1 Distribution Fees: None
                    ------------------------------------

             4.     Maximum Shareholder Administration Fees: Pursuant to a
                    ---------------------------------------
                    Shareholder Administration Plan, the Primary B Shares of the Funds each may pay shareholder administration fees of up to 0.60% of the average daily net assets of such shares, provided that in no event may the portion of such fee that constitutes a "service fee," as that term is defined in Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., exceed 0.25% of the average daily net asset value of such Primary B Shares of a Fund. The Primary B Shareholder Administration Plan provides that, to the extent any portion of the fees payable under the Plan is deemed to be primarily for distribution-related services, such fees are deemed approved pursuant to the Shareholder Administration Plan and Rule 12b-1.

             5.     Conversion Features/Exchange Privileges: Primary B Shares of
                    ---------------------------------------
                    a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

             6.     Other Shareholder Services: Primary B Shares of a Fund shall
                    --------------------------
                    have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

L.          Investor A Shares -- Money Market Funds Only.
            --------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge: None
                    --------------------------------

             3.     Maximum Rule 12b-1 Distribution Fees: Pursuant to a
                    -------------------------------------
                    Distribution Plan adopted under Rule 12b-1, Investor A Shares of each Money Market Fund may pay distribution fees of up to 0.10% of the average daily net assets of such shares.

             4.     Maximum Shareholder Servicing Fees: Pursuant to a
                    ----------------------------------
                    Shareholder Servicing Plan, Investor A Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.


             5.     Conversion Features/Exchange Privileges: Investor A Shares
                    ---------------------------------------
                    of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

             6.     Other Shareholder Services: Investor A Shares of a Money
                    --------------------------
                    Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

M. Investor A Shares-- Nations MidCap Index Fund, Nations LargeCap Index Fund, Nations SmallCap Index Fund and Nations Managed Index Fund (the "Index Funds") Only.
            -----------------------------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge: None
                    --------------------------------

             3.     Maximum Rule 12b-1 Distribution/Shareholder Servicing Fees:
                    ----------------------------------------------------------
                    None

             4.     Conversion Features/Exchange Privileges: Investor A Shares
                    ---------------------------------------
                    of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

             5.     Other Shareholder Services: Investor A Shares of a Fund
                    --------------------------
                    shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

N. Investor A Shares-- LifeGoal Portfolios and all Non-Money Market Funds other than the Index Funds.
            ----------------------------------------------------------------

            1.          Maximum Initial Sales Load:
                        --------------------------

                         (a) Nations Marsico 21st Century Fund, Nations Marsico International Opportunities Fund, Nations Financial Services Fund, Nations Classic Value Fund, Nations Global Value Fund, Nations Asset Allocation Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, Nations MidCap Value

                                Fund, Nations LargeCap Value Fund, Nations Value Fund, Nations Capital Growth Fund, Nations MidCap Growth Fund, Nations Strategic Growth Fund, Nations Small Company Fund, Nations Convertible Securities Fund, Nations Emerging Markets Fund, Nations International Value Fund and Nations International Equity Fund: maximum of 5.75%.

                         (b) Nations High Yield Bond Fund, Nations Government Securities Fund, Nations California Municipal Bond Fund, Nations Strategic Income Fund, Nations Municipal Income Fund and Nations Florida Municipal Bond Fund: maximum of 4.75%.

                         (c) Nations Intermediate Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Short-Intermediate Government Fund, Nations Intermediate Municipal Bond Fund, Nations Bond Fund, Nations California Intermediate Municipal Bond Fund and Nations New York Municipal Bond Fund: maximum of 3.25%.

                         (d) Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund: maximum of 1.00%

2.          Maximum Rule 12b-1 Distribution/Shareholder Servicing Fees: Pursuant
            ----------------------------------------------------------
            to a Shareholder Servicing and Distribution Plan adopted under Rule 12b-1, Investor A Shares of each Fund may pay a combined distribution and shareholder servicing fee of up to 0.25% of the average daily net assets of such shares.

3.          Conversion Features/Exchange Privileges: Investor A Shares of a Fund
            ---------------------------------------
            shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

4.          Other Shareholder Services: Investor A Shares of a Fund shall have
            --------------------------
            such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

O.          Investor B Shares -- Money Market Funds Only.
            --------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge (as a percentage of the
                    --------------------------------------------------------
                    lower of the original purchase price or redemption
                    ---------------------------------------------------
                    proceeds): 5.00% if redeemed within one year of purchase,
                    ---------
                    declining to 1.00% in the sixth year after purchase and eliminated thereafter.

             3.     Maximum Rule 12b-1 Distribution Fees: Pursuant to a
                    ------------------------------------
                    Distribution Plan adopted under Rule 12b-1, Investor B Shares of each Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

             4.     Maximum Shareholder Servicing Fees: Pursuant to a
                    ----------------------------------
                    Shareholder Servicing Plan, Investor B Shares of each Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

             5.     Maximum Shareholder Administration Fees: Pursuant to a
                    ---------------------------------------
                    Shareholder Administration Plan, Investor B Shares of each Money Market Fund may pay shareholder administration fees of up to 0.10% of the average daily net assets of such shares.

             6.     Conversion Features/Exchange Privileges: Investor B Shares
                    ---------------------------------------
                    of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

             7.     Other Shareholder Services: Investor B Shares of a Money
                    --------------------------
                    Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

P.          Investor B Shares-- LifeGoal Portfolios and Non-Money Market
            Funds Only.
            ------------------------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge (as a percentage of the
                    --------------------------------------------------------
                    lower of the original purchase price or redemption
                    ---------------------------------------------------
                    proceeds):
                    ---------

                         (a) Nations Marsico 21st Century Fund, Nations Marsico International Opportunities Fund, Nations Financial Services Fund, Nations Classic Value Fund, Nations Global Value Fund, Nations High Yield Bond Fund, Nations Government Securities Fund, Nations Asset Allocation Fund, Nations Marsico Focused Equities Fund,

                                 Nations Marsico Growth & Income Fund, Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, Nations MidCap Value Fund, Nations LargeCap Value Fund, Nations Value Fund, Nations Capital Growth Fund, Nations MidCap Growth Fund, Nations Strategic Growth Fund, Nations Small Company Fund, Nations Convertible Securities Fund, Nations Emerging Markets Fund, Nations International Value Fund, Nations International Equity Fund, Nations Strategic Income Fund, Nations Municipal Income Fund, Nations California Municipal Bond Fund and Nations Florida Municipal Bond Fund: 5.00% if redeemed within one year of purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter.

                         (b) Nations Kansas Municipal Income Fund, Nations Intermediate Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Short-Intermediate Government Fund, Nations Intermediate Municipal Bond Fund, Nations Bond Fund, Nations California Intermediate Municipal Bond Fund and Nations New York Municipal Bond Fund: 3.00% if redeemed within one year of purchase, declining to 1.00% in the fourth year after purchase and eliminated thereafter.

                         (c) Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund: None.

             3.     Maximum Rule 12b-1 Distribution Fees: Pursuant to a
                    ------------------------------------
                    Distribution Plan adopted under Rule 12b-1, Investor B Shares of each Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

             4.     Maximum Shareholder Servicing Fees: Pursuant to a
                    ----------------------------------
                    Shareholder Servicing Plan, Investor B Shares of each Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

             5.     Conversion Features/Exchange Privileges: Investor B Shares
                    ---------------------------------------
                    of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

             6.     Other Shareholder Services: Investor B Shares of a Fund
                    --------------------------
                    shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.



B.          Investor C Shares -- Money Market Funds Only.
            --------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge (as a percentage of the
                    --------------------------------------------------------
                    lower of the original purchase price or redemption
                    ---------------------------------------------------
                    proceeds): 1.00% if redeemed within one year of purchase and
                    --------
                    eliminated thereafter.

             3.     Maximum Rule 12b-1 Distribution Fees: Pursuant to a
                    ------------------------------------
                    Distribution Plan adopted under Rule 12b-1, Investor C Shares of each Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

             4.     Maximum Shareholder Servicing Fees: Pursuant to a
                    ----------------------------------
                    Shareholder Servicing Plan, Investor C Shares of each Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

             5.     Maximum Shareholder Administration Fees: Pursuant to a
                    ---------------------------------------
                    Shareholder Administration Plan, Investor C Shares of each Money Market Fund may pay shareholder administration fees of up to 0.10% of the average daily net assets of such shares.

             6.     Conversion Features/Exchange Privileges: Investor C Shares
                    ---------------------------------------
                    of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

             7.     Other Shareholder Services: Investor C Shares of a Money
                    --------------------------
                    Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

Q.          Investor C Shares-- LifeGoal Portfolios and Non-Money Market
            Funds Only.
            ------------------------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge (as a percentage of the
                    --------------------------------------------------------
                    lower of the original purchase price or redemption
                    --------------------------------------------------
                    proceeds): 1.00% if redeemed within one year of purchase and
                    ---------
                    eliminated thereafter.

             3.     Maximum Rule 12b-1 Distribution Fees: Pursuant to a
                    ------------------------------------
                    Distribution Plan adopted under Rule 12b-1, Investor C Shares of each Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

             4.     Maximum Shareholder Servicing Fees: Pursuant to a
                    ----------------------------------
                    Shareholder Servicing Plan, Investor C Shares of each Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

             5.     Conversion Features/Exchange Privileges: Investor C Shares
                    ---------------------------------------
                    of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

             6.     Other Shareholder Services: Investor C Shares of a Fund
                    --------------------------
                    shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

R.          Marsico Shares -- Nations Cash Reserves Only.
            --------------------------------------------

             1.     Maximum Initial Sales Load: None
                    --------------------------

             2.     Contingent Deferred Sales Charge: None
                    --------------------------------

             3.     Maximum Rule 12b-1 Distribution Fees: None
                    ------------------------------------

             4.     Maximum Shareholder Servicing Fees: Pursuant to a
                    ----------------------------------
                    Shareholder Servicing Plan, Marsico Shares of Nations Cash Reserves may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

             5.     Maximum Shareholder Administration Fees: Pursuant to a
                    ---------------------------------------
                    Shareholder Administration Plan, Marsico Shares of each Money Market Fund may pay shareholder administration fees of up to 0.10% of the average daily net assets of such shares.

             6.     Conversion Features/Exchange Privileges: Marsico Shares of a
                    ---------------------------------------
                    Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

             7.     Other Shareholder Services: Marsico Shares of a Fund shall
                    --------------------------
                    have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

IV.         Board Review.

             The Board of Trustees of the Trust shall review this Plan as frequently as it deems necessary. Prior to any material amendment(s) to this Plan, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interests of each class of shares of the Fund individually and the Fund as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.

Adopted:          December 9, 1999
Last Amended:     November 8, 2001